UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 23, 2018 (January 18, 2018)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Background and Closing of JANAF

On January 9, 2018, Wheeler Real Estate Investment Trust, Inc. (the “Company”) filed a Form 8-K to report that on November 3, 2016, the Company, through WHLR-JANAF, LLC, a Delaware limited liability company (“WHLR-JANAF”) and a wholly-owned subsidiary of Wheeler REIT, L.P., a Virginia limited partnership (the “Operating Partnership”), of which the Company is the sole general partner, entered into a purchase and sale agreement (as amended, the “Purchase Agreement”) with JANAF Shopping Center, LLC, a Delaware limited liability company (“JSC”), JANAF Shops, LLC, a Virginia limited liability company (“Shops”), JANAF HQ, LLC, a Virginia limited liability company (“JHQ”), and JANAF Crossings, LLC, a Virginia limited liability company (“Crossings” and, collectively with JSC, Shops and JHQ, the “Sellers”). To purchase a retail shopping center located in Norfolk, Virginia known as JANAF – an acronym for Joint Army Navy Air Force for approximately $85.65 million, including the assumption of approximately $58.9 million of mortgage loans secured by the Property. Subsequent to its initial execution, the Purchase Agreement was amended on multiple occasions, primarily to provide the parties with additional time within which to obtain lender consents with respect to the Company’s acquisition of JANAF, and to allow up to $1.5 million of the purchase price to be comprised of the Company’s common stock, par value $0.01 per share (the “Common Stock”) by mutual consent of the parties.

On January 18, 2018, the Company closed the transaction and acquired JANAF from the Sellers, using a combination of cash, assumption of debt and the issuance of 150,000 shares of its Common Stock (as described below under Securities Purchase Agreement) for a total purchase price of approximately $85.65 million.

There is no material relationship between the Company and its affiliates and the Sellers and their affiliates.

JANAF Loan Agreement

On January 18, 2018, in connection with the acquisition of JANAF, the Company through WHLR-JANAF assumed a certain loan agreement dated June 5, 2013, in the principal amount of $60 million in which U.S. Bank National Association, as Trustee, in Trust for the Holders of COMM 2013-CCRE9 Mortgage Trust Commercial Mortgage Pass-through Certificates (the “Lender”) now serves as Lender (the “JANAF Loan”). The JANAF Loan is secured by the A, C, D and E parcels of JANAF. The interest rate under the JANAF Loan is 4.49% and matures on July 1, 2023.

The JANAF Loan is secured by an Amended, Consolidated and Restated Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing. WHLR-JANAF is subject to ongoing compliance with a number of customary affirmative and negative covenants, including without limitation with respect to liens, change of business, zoning, leasing matters, alterations, environmental compliance and dissolutions. WHLR-JANAF must also maintain a Debt Service Coverage Ratio (as defined in the JANAF Loan) of equal or greater to 1.15 to 1:00. The JANAF Loan also includes customary events of default, the occurrence of which would allow the Lender to accelerate payment of all amounts outstanding thereunder. The Company and Operating Partnership serve as guarantors under the JANAF Loan.

As of January 18, 2018, the outstanding balance of the JANAF Loan was approximately $53.7 million.

There is no material relationship between the Company and its affiliates and the Lender and its affiliates.

The foregoing description of the terms of the JANAF Loan is qualified in its entirety by reference to the full text of the JANAF Loan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Securities Purchase Agreement

In connection with the closing of JANAF, the Company entered into a Securities Purchase Agreement dated as of January 18, 2018 (the “Securities Purchase Agreement”), with JSC. Pursuant to the terms of the Securities Purchase Agreement, on January 18, 2018 the Company agreed to issue 150,000 shares of Common Stock valued at $7.53 per share based upon the closing price of the Common Stock on January 17, 2018. Pursuant to the Securities Purchase Agreement the Company has agreed to deliver the Common Stock to JSC by January 29, 2018. The Company will not receive any proceeds from the issuance of the Common Stock. The issuance of the Common Stock is exempt from registration pursuant to the exemption provided by Rule 506 of Regulation D under the Securities Act of 1933, as amended based upon the above facts, because JSC is an accredited investor and because the issuance of the Common Stock was a private transaction by the Company and did not involve any public offering.

The foregoing description of the terms of the Securities Purchase Agreement is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the Common Stock, the Company entered into a Registration Rights Agreement dated as of January 18, 2018 (the “Registration Rights Agreement”), with JSC. Pursuant to the terms of the Registration Rights Agreement, the Company agreed to file a resale registration statement by no later than February 16, 2018 for the purpose of registering the resale of the Common Stock. Pursuant to the Registration Rights Agreement, the Company has agreed to use its best efforts to have such registration statement declared effective with the Securities and Exchange Commission (the “SEC”) within 60 days of such filing.

The foregoing description of the terms of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information required by Item 2.01 contained in Item 1.01 this Current Report on Form 8-K is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by Item 2.03 contained in Item 1.01—JANAF Loan Agreement—of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information required by Item 2.01 contained in Item 1.01 this Current Report on Form 8-K is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

On January 22, 2018, the Company and Otto Design & Marketing issued press releases announcing the acquisition of JANAF. Copies of the press releases are attached as Exhibits 99.1 and 99.2 respectively, and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

10.1	JANAF Loan Agreement dated June 5, 2013.

10.2	Securities Purchase Agreement.

10.3	Registration Rights Agreement.

99.1	Press Release dated January 22, 2018 announcing the acquisition of JANAF.

99.2	Otto Design & Marketing press release dated January 22, 2018 announcing the acquisition of JANAF.

EXHIBIT INDEX

Number	Description of Exhibit

10.1	JANAF Loan Agreement dated June 5, 2013

10.2	Securities Purchase Agreement

10.3	Registration Rights Agreement

99.1	Press Release dated January 22, 2018 announcing the acquisition of JANAF

99.2	Otto Design & Marketing press release dated January 22, 2018 announcing the acquisition of JANAF.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler Jon S. Wheeler Chairman and Chief Executive Officer

Dated: January 23, 2018